UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 2, 2015

LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
1309 W. 15th Street, Plano, Texas 75075
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.
On March 2, 2015, the Registrant announced that it will be holding its Annual Meeting of Shareholders on Monday, May 18, 2015. Shareholders of record as of the close of business on March 27, 2015 will be entitled to vote at the annual meeting.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 99.1	Press release dated March 2, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	March 2, 2015	By:	/s/ Scott A. Almy
Scott A. Almy, Executive Vice President, Chief Risk Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated March 2, 2015